                                                                   EXHIBIT 10(a)



                                      NASD
                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE

                                      SL-A

                               AGREEMENT BETWEEN:



                            LENDER: SUNAMERICA INC.

            1 SunAmerica Center, 1999 Avenue of the Star, 38th Floor
            --------------------------------------------------------
                                 (Street Address)


Los Angeles                         California                       90067-6002
-----------                         ----------                       ----------
  (City)                             (State)                           (Zip)


                                      AND


                BROKER-DEALER: SUNAMERICA CAPITAL SERVICES, INC.



                           733 Third Avenue 3rd Floor
                           --------------------------
                                (Street Address)




New York                            New York                      10017
--------                            --------                      -----
 (City)                             (State)                       (Zip)



                                                         RECEIVED
                                                       MAR 26 2002
NASD ID Number:  13158                            NASD REGULATION, INC.
DATE FILED:  March 26, 2002                            DISTRICT ID

                          SUBORDINATED LOAN AGREEMENT
                       AMENDMENT EXTENDING MATURITY DATE


     This Amendment of that certain NASD Subordinated Loan Agreement for Equity Capital SL-5 by and between SunAmerica Inc. (the "Lender") and SunAmerica Capital Services, Inc. (the "Broker-Dealer") effective as of March 31, 2000 ("Subordinated Loan Agreement") is dated as of February 7, 2002 ("Amendment").

     In consideration of the sum of $14,400,000.00 (the unpaid principal amount) and subject to the terms and conditions set forth in the Subordinated Loan Agreement approved by the National Association of Securities Dealers, Inc. ("NASD") scheduled to mature on April 30, 2003, bearing Loan Number 10-E-SLA-11170, the Broker-Dealer and the Lender agree to extend the maturity date until April 30, 2004. This Amendment shall not become effective unless and until the NASD has found the Amendment acceptable.

     The interest rate set forth in the Subordinated Loan Agreement is changed to 4.75% per annum effective as of May 1, 2003.





                         (The signature page follows.)

         IN WITNESS WHEREOF the parties have set their hands and seal this 7th day of February, 2002.

BROKER-DEALER:                      SUNAMERICA CAPITAL SERVICES, INC.

[Seal]
                                    By: /s/ Debbie Potash Turner
                                       -------------------------------
                                       Name:  Debbie Potash Turner
                                       Title: Chief Financial Officer

LENDER                              SUNAMERICA INC.

[Seal]
                                    By: /s/ James R. Belardi
                                       -------------------------------
                                       Name:  James R. Belardi
                                       Title: Executive Vice President


                               FOR NASD USE ONLY


                               ACCEPTED BY: /s/ Gerald Daugherty
                                           ---------------------------
                                                     (Name)

                                            Assistant Director
                                           ---------------------------
                                                     (Title)


                               EFFECTIVE DATE: APR 30 2003
                                              -------------------------

                               LOAN NUMBER: 10-E-SLA-111Z0
                                           ----------------------------